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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 13, 2000


                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)


NO. 1-1150                              NO. 04-1664340
------------------------                ------------------------------
(Commission File Number)                I.R.S. Employer Identification


                185 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (617) 743-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
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FORM 8-K                             NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
JUNE 13, 2000


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits:

                The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (33-50631) on Form S-3 of New England Telephone and Telegraph Company (the "Company"), and are filed herewith for incorporation by reference in such Registration Statement.
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                                      - 3 -

FORM 8-K                             NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
JUNE 13, 2000


                                INDEX TO EXHIBITS


Exhibit Number
Per Item 601
of Regulation S-k                                   Description of Document
-----------------                               --------------------------------

         4-a                                    Certificate, dated as of June
                                                13, 2000, pursuant to Section
                                                2.02(b) of the Indenture, dated
                                                as of October 1, 1992, between
                                                the Company and State Street
                                                Bank and Trust Company, as
                                                successor Trustee

         4-b                                    Form of the Company's 7.65%
                                                Seven Year Notes due June 15,
                                                2007 (contained in Exhibit 4-a).

         12                                     Computation of Ratio of Earnings
                                                to Fixed Charges
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                                      - 4 -

FORM 8-K                             NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
JUNE 13, 2000


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY


                                   By /s/ NEIL D. OLSON
                                      ----------------------------------------
                                          Neil D. Olson
                                          Assistant Treasurer


Dated: June 16, 2000